Exhibit 10.2

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Warrant 2017-N-__	Issue Date: October [•], 2017

GENERAL CANNABIS CORP.

SERIES 2017 WARRANT

TO PURCHASE SHARES OF COMMON STOCK

THIS Series 2017 WARRANT (the “Warrant”) certifies that, for value received, ________________ or his assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business of the twenty-fourth (24th) month after the Initial Exercise Date (the “Expiration Date”) but not thereafter, to subscribe for and purchase from General Cannabis Corp., a Colorado corporation, (the “Company”), up to [ ] shares (as subject to adjustment hereunder, the “Warrant Shares”) of the Company’s $0.001 par value common stock, (“Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to $0.50 per share, subject to adjustment hereunder (the “Exercise Price”).

1.

The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the exercise form annexed hereto duly executed, at the office of the Company, or such other office as the Company shall notify the Holder in writing, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Exercise Price multiplied by the number of shares of Common Stock being purchased.

2.

“Principal Market” shall include the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTCQB (or any successors to any of the foregoing) (whichever is at the time the principal trading exchange or market for the Common Stock), or any securities exchange or other securities market on which the Common Stock is then being listed, quoted or traded. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of the Warrant, will be listed on the Principal Market on which other shares of Common Stock are then listed, if any.

Pursuant to Section 4 of the Securities Purchase Agreement, dated as of October [•], 2017, the Company has agreed to file with the Securities and Exchange Commission a registration statement on Form S-1 or such other form under the Securities Act of 1933, as amended (the “Securities Act”), providing for the resale of the Warrant Shares and any shares of capital stock or other securities issued or issuable with respect to this Warrant, as a result of any stock split, stock dividend, recapitalization, exchange, or similar event or otherwise.

3.

The person or persons in whose name or names any certificate representing Common Stock is issued hereunder shall be deemed to have become the holder of record of the Common Stock represented thereby as of the close of business on the date on which this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed. Until such time as this Warrant is exercised or terminates, the Exercise Price payable and the number and character of securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

4.

The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Form of Exercise (attached hereto as Exhibit A), the Holder (together with the Holder’s affiliates, and any other person or entity acting as a group together with the Holder or any of the Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock equivalents), subject to a limitation on conversion or exercise analogous to the limitation contained herein, beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this

Section 4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 4 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Form of Exercise (attached hereto as Exhibit A) shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Upon the written or oral request of a Holder, the Company shall within two trading days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4 by an amount determined by the Holder in its sole discretion. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

5.

The Company covenants that it will at all times reserve and keep available a number of its authorized Common Stock, free from all preemptive rights, which will be sufficient to permit the exercise of this Warrant. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges. Unless previously exercised, this Warrant shall expire at 5:00 p.m. Eastern Standard Time, on the Expiration Date and shall be void thereafter or can be extended at the Company’s discretion.

6.

In the event that the Common Stock closes at a price of at least $5.00 per share for 10 consecutive trading days, the Company may give the Holder notice of the Company’s intention to redeem this Warrant. During the 10 day period following such notice, the Holder may exercise such Warrant. Following such 10 day period, the Company shall pay the Holder a price of $.01 per share that this Warrant is exercisable for and the Holder shall have no further right to exercise this Warrant.

7.

In order to prevent dilution of the purchase rights granted under this Warrant, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 7 (in each case, after taking into consideration any prior adjustments pursuant to this Section 7).

(a)

If the Company shall, at any time or from time to time after the Initial Exercise Date, issue or sell, or is deemed to have issued or sold, any shares of Common Stock without consideration or for consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale), then immediately upon such issuance or sale (or deemed issuance or sale), the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced (and in no event increased) to an Exercise Price equal to the lowest price per share at which any such share of Common Stock has been issued or sold (or is deemed to have been issued or sold); provided, that if such issuance or sale (or deemed issuance or sale) was without consideration, then the Company shall be deemed to have received an aggregate of $0.01 of consideration for all such shares so issued or deemed to be issued. This section shall not be applicable to any issuance of options issued pursuant to the Company’s existing stock option plan.

8.

If the Company subdivides its outstanding Common Stock, by split-up or otherwise, or combines its outstanding Common Stock, the Exercise Price then applicable to shares covered by this Warrant shall forthwith be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

9.

This Warrant shall terminate, if not earlier exercised, in the event of an Acquisition (as defined herein).  In the event the Company is proposed to be acquired, the Company shall provide the Holder with all information with respect to the Acquisition that is otherwise provided to shareholders of the Company at such time and from time to time during the pendency of the Acquisition, including (but not limited to) the proposed price to be paid in the proposed Acquisition.  The Holder shall have the right to exercise this Warrant on or prior to the closing date with respect to the proposed Acquisition; if the Warrant is not exercised on or prior to such closing date, the Warrant shall expire upon the occurrence of the closing of the Acquisition. For the purpose of this Warrant, “Acquisition” means any sale or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

10.

If a voluntary or involuntary dissolution, liquidation or winding up of the Company (other than in connection with a merger or consolidation of the Company) is at any time proposed during the term of this Warrant, the Company shall give written notice to the Holder at least ten calendar days prior to the record date of the proposed transaction. The notice shall contain: (1) the date on which the transaction is to take place; (2) the record date (which must be at least ten days after the giving of the notice) as of which holders of the Common Stock entitled to receive distributions as a result of the transaction shall be determined; (3) a brief description of the transaction; (4) a brief description of the distributions, if any, to be made to holders of the Common Stock as a result of the transaction; and (5) an estimate of the fair market value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights existing under this Warrant shall terminate.

11.

In no event shall any fractional share of Common Stock of the Company be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 11, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of full Common Stock, issuing a full share with respect to such fractional share. If this Warrant is exercised at one time for less than the maximum number of Common Stock purchasable upon the exercise hereof, the Company shall issue to the Holder a new warrant of like tenor and date representing the number of Common Stock equal to the difference between the number of shares purchasable upon full exercise of this Warrant and the number of shares that were purchased upon the exercise of this Warrant.

12.

No adjustments in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price, provided however, that any adjustments which by reason of this Section 12 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

13.

Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

14.

If at any time prior to the expiration or exercise of this Warrant, the Company shall pay any dividend or make any distribution upon its Common Stock or shall make any subdivision or combination of, or other change in its Common Stock, the Company shall cause notice thereof to be mailed, first class, postage prepaid, to Holder at least ten calendar days prior to the record date set for determining the holders of Common Stock who shall participate in such dividend, distribution, subdivision, combination or other change. Such notice shall also specify the record date as of which holders of Common Stock who shall participate in such dividend or distribution is to be determined. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any dividend or distribution.

15.

The Company will maintain a register containing the names and addresses of the Holder and any assignees of this Warrant. Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered by confirmed facsimile or telecopy or by a recognized overnight courier, addressed to Holder at the address shown on the warrant register.

16.

This Warrant has not been registered under the Securities Act or any state securities laws (“State Acts”) or regulations in reliance upon exemptions under the Securities Act, and exemptions under the State Acts. Subject to compliance with the Securities Act and State Acts, this Warrant and all rights hereunder are transferable in whole or in part, at the office of the Company at which this Warrant is exercisable, upon surrender of this Warrant together with the assignment hereof properly endorsed.

17.

In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company may issue a new warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen, or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft, or destruction) and of indemnity with sufficient surety satisfactory to the Company.

18.

Unless a current registration statement under the Securities Act, shall be in effect with respect to Common Stock to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of Common Stock acquired upon exercise hereof, the Company may require Holder to make such representations, and may place such legends on certificates representing Common Stock issuable upon exercise of this Warrant, as may be reasonably required in the opinion of counsel to the Company to permit such Common Stock to be issued without such registration.

19.

This Warrant does not entitle Holder to any of the rights of a stockholder of the Company.

20.

Nothing expressed in this Agreement and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties to this Agreement any covenant, condition, stipulation, promise, or agreement contained herein, and all covenants, conditions, stipulations, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

21.

The provisions and terms of this Warrant shall be construed in accordance with the laws of the State of Colorado.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

GENERAL CANNABIS CORP.:

By:
Name:
Title:

EXHIBIT A

FORM OF EXERCISE

Date: ____________________

To: GENERAL CANNABIS CORP./[TRANSFER AGENT]

The undersigned hereby subscribes for _______ shares of common stock of General Cannabis Corp. covered by this Warrant and hereby delivers $___________ in full payment of the purchase price.

The certificate(s) for such shares should be issued in the name of the undersigned or as otherwise indicated below:

Signature:

Printed Name

Name for Registration, if different

Street Address

City, State and Zip Code

Social Security Number

EXHIBIT B

FORM OF ASSIGNMENT

For Value Received, the undersigned hereby sells, assigns and transfers unto the assignee(s) set forth below the within Warrant certificate of General Cannabis Corp.; together with all right, title and interest therein, and hereby irrevocably constitutes and appoints ___________________________________ attorney, to transfer the said Warrant on the books of the within-named Company with respect to the number of Common Stock set forth below, with full power of substitution in the premises.

Name(s) of Assignee(s)	Social Security or other Identifying Number(s) of Assignee(s)	Address	No. of Shares

Dated: ______________________________

Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

Print Name and Title